UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2004

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)



  DELAWARE                             000-21685                      54-1820617
  --------                             ---------                      ----------
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)




                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (703) 259-3000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

     Exhibit 99.1 Press release issued by InteliData Technologies Corporation on May 5, 2004.


Item 12.  Results of Operations and Financial Condition.

On May 5, 2004, InteliData Technologies Corporation ("InteliData" or the "Company") issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8176 and 34-47226, insofar as they report the Company's results of operations and financial condition for the quarter ended March 31, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTELIDATA TECHNOLOGIES CORPORATION


Date: May 5, 2004                 By:     /s/ Alfred S. Dominick, Jr.
                                         -----------------------------
                                        Alfred S. Dominick, Jr.
                                        Chairman, Chief Executive Officer and
                                        Acting Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                Exhibit
--------------                -------
Exhibit 99.1                  Press  release  issued by  InteliData Technologies
                              Corporation on May 5, 2004.

                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE                     Contact:  Alfred S. Dominick, Jr.
May 5, 2004                               Chief Executive Officer
                                          (703) 259-3000


                    INTELIDATA REPORTS FIRST QUARTER RESULTS


     RESTON, VA, May 5, 2004 - InteliData  Technologies Corp. (Nasdaq:  INTD), a
leading provider of electronic bill payment and presentment ("EBPP") technologies, today announced financial results for the three-month period ended March 31, 2004.

     Revenues for the first quarter totaled $3.6 million, a decrease of $2.0 million from the $5.6 million reported for the year-ago quarter. Gross profit for the three-month period ended March 31, 2004 totaled $1.8 million with a resulting gross margin of 50%. The gross profit and gross margin for the prior period were $3.7 million and 66%, respectively.

     Net losses for the three-month periods ended March 31, 2004 and 2003 were $1.5 million, or $0.03 per share, and $147,000, or $0.00 per share, respectively. Cash and cash equivalents as of March 31, 2004 totaled $6.8 million, compared to $7.6 million as of year-end 2003.

     "We had a challenging quarter," said Alfred S. Dominick, Jr., Chairman and CEO. "While we have a relatively stable and predictable flow of revenue from our established customers, ranging from $14 to $16 million annually, our revenue shortfall is being driven by a lack of new business to offset the scheduled migrations from our ASP business. To improve our financial performance, especially in generating revenues from new business for this year, we are taking steps to refocus our sales process and improve our operating efficiencies. Our full-year performance will be impacted by our ability to close new business."

     The Company also announced that it has been working with Wachovia Securities as its financial advisor to help the Company explore a variety of strategic alternatives.

     The attached financial information compares the results of operations for the three-month period ended March 31, 2004 to the same period in 2003 and the balance sheet as of March 31, 2004 to balance sheet as of December 31, 2003.

     InteliData will hold a conference call today at 4:30 p.m. Eastern Time. The conference leader is Al Dominick. Investors can access the call by dialing (888) 375-8244. International callers can dial (706) 634-5506. A replay can be accessed for 48 hours beginning at 7:30 p.m. on May 5th. Domestic participants may dial (800) 642-1687 and enter Conference ID 7017209, while international callers should dial (706) 645-9291 for the replay. Online audio replays will also be available at InteliData's Web site www.InteliData.com, www.streetevents.com and www.companyboardroom.com for 30 days.



About InteliData

With over a decade of experience, InteliData provides online banking and electronic bill payment and presentment ("EBPP") technologies and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services to its customers. The Company also serves as an application service provider by providing Internet hosting and application service provider solutions. Visit the Company's Web site at www.InteliData.com.


"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, the uncertainty as to whether the Company will be successful in consummating any financial or strategic transaction, our ability to continue funding operating losses, our ability to develop, sell, deliver and implement our payment solution products and services, some of which are largely unproven in a production environment, to financial institution customers, our ability to manage our expenses in line with anticipated business levels, the ability of the Company to complete product implementations in required time frames and the Company's ability to maintain customers and increase its recurring revenues and/or reduce operating costs associated with its application services provider ("ASP") business in order to make this operation profitable, the Company's ability to retain key customers and to increase revenues from existing customers, the impact of customers deconverting from use of our products and services to the use of competitive products or in-house solutions, the effect of planned customer migrations from outsourced solutions to in-house solutions with a resulting loss of recurring revenue, the impact of competitive products, pricing pressure, product demand and market acceptance risks, pace of consumer acceptance of home banking and reliance on the Company's bank clients to increase usage of Internet banking by their customers, the effect of general economic conditions on the financial services industry, mergers and acquisitions, risk of integration of the Company's technology by large software companies, the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits, reliance on key strategic alliances and newly emerging technologies, the ability of the Company to leverage its third party relationships into new business opportunities in the electronic bill payment and presentment ("EBPP") market, the on-going viability of the mainframe marketplace and demand for traditional mainframe products, the ability to attract and retain key employees, the availability of cash for long-term growth, product obsolescence, ability to reduce product costs, fluctuations in operating results, delays in development of highly complex products and other risks detailed from time to time in InteliData's filings with the Securities and Exchange Commission. These risks could cause the Company's actual results to differ materially from those expressed in any forward looking statements made by, or on behalf of, InteliData. InteliData is not under any obligation (and expressly disclaims an obligation to) update or alter its forward-looking statements, whether as a result of new information or otherwise.



                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      MARCH 31, 2004 AND DECEMBER 31, 2003
                  (in thousands, except share data; unaudited)

                                                                                         2004            2003
                                                                                    ------------    ------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                      $      6,761    $      7,603
     Accounts receivable, net                                                              2,074           2,890
     Other receivables                                                                       129             180
     Prepaid expenses and other current assets                                               552             625
                                                                                    ------------    ------------
         Total current assets                                                              9,516          11,298

NONCURRENT ASSETS
     Property and equipment, net                                                           1,371           1,529
     Goodwill, net                                                                        26,238          26,238
     Intangible asset, net                                                                 4,880           5,060
     Other assets                                                                            211             211
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     42,216    $     44,336
                                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                               $      1,705    $      1,531
     Accrued expenses                                                                      1,037           1,599
     Deferred revenues                                                                     1,167           1,351
     Accrued rent                                                                            344             364
     Net liabilities of discontinued operations                                               45              45
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  4,298           4,890
     Accrued rent                                                                            302             380
     Net liabilities of discontinued operations                                               28              75
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          4,628           5,345
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 52,129,000 shares in 2004 and 52,065,000 shares in 2003;
        outstanding 51,294,000 shares in 2004 and 51,231,000 shares in 2003                   52              52
     Additional paid-in capital                                                          307,037         306,963
     Treasury stock, at cost:  835,000 shares in 2004 and 834,000 shares in 2003          (2,548)         (2,546)
     Deferred compensation                                                                  (207)           (228)
     Accumulated deficit                                                                (266,746)       (265,250)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                37,588          38,991
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     42,216    $     44,336
                                                                                    ============    ============

                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                (in thousands, except per share data; unaudited)


                                                                             2004               2003
                                                                         -------------    --------------

         Revenues                                                        $       3,592    $        5,625
         Cost of revenues                                                        1,780             1,934
                                                                         -------------    --------------

         Gross profit                                                            1,812             3,691
                                                                         -------------    --------------

         Operating expenses
              General and administrative                                         1,551             2,089
              Sales and marketing                                                  315               393
              Research and development                                           1,306             1,147
              Amortization of intangible asset                                     180               180
                                                                         -------------    --------------
                   Total operating expenses                                      3,352             3,809
                                                                         -------------    --------------

         Operating loss                                                         (1,540)             (118)
         Other income (expenses), net                                               44               (29)
                                                                         -------------    ---------------

         Loss before income taxes                                               (1,496)             (147)
         Provision for income taxes                                                 --                --
                                                                         -------------    ---------------
         Net loss                                                       $       (1,496)   $         (147)
                                                                        ==============    ===============


Basic and diluted earnings (loss) per common share                      $        (0.03)   $        (0.00)
                                                                        ==============    ===============


         Basic and diluted weighted-average common shares outstanding           51,127            48,853
                                                                         =============    ==============